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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      THE SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 21, 2001

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                                   N2H2, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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

          WASHINGTON                       000-26825                      91-1686754

 (STATE OR OTHER JURISDICTION          (COMMISSION FILE                (I.R.S. EMPLOYER
       OF INCORPORATION)                    NUMBER)                   IDENTIFICATION NO.)
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                900 FOURTH AVENUE, SUITE 3400, SEATTLE, WA 98164
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 336-1501

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                                  INAPPLICABLE
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

         On May 21, 2001, N2H2, Inc. ("Registrant" or "N2H2") announced that Philip Welt has joined N2H2 as President and Chief Executive Officer. Former President and Chief Executive Officer, Peter Nickerson, will remain with N2H2 as Chairman of the Board.


(c)      EXHIBITS

99.1 Text of Press release dated May 21, 2001, regarding the appointment of new President and CEO.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    N2H2, INC.

                                    By:      /s/ J. PAUL QUINN
                                      ------------------------------------
                                            J. Paul Quinn
                                            Vice President and
                                            Chief Financial Officer

Dated: May 21, 2001
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

99.1 Text of Press release dated May 21, 2001, regarding the appointment of new President and CEO.